FIFTH AMENDMENT

     THIS FIFTH AMENDMENT to Amended and Restated Revolving Credit, Term Loan and Security Agreement ("Amendment") is entered into as of February __, 1999, by and among QUALITY AUTOMOTIVE COMPANY, a Delaware corporation ("Quality"), US AUTOMOTIVE FRICTION INC., a Delaware corporation ("US Auto") and together with Quality, each a "Borrower" and jointly and severally, the "Borrowers") and LASALLE BUSINESS CREDIT, INC. ("Lender").

                                   BACKGROUND

     On December 30, 1992, Lender and Borrowers entered into that certain Amended and Restated Revolving Credit, Term Loan and Security Agreement, as amended by a First Amendment dated as of March 9, 1993, a Second Amendment dated as of May 26, 1994, a Third Amendment dated as of December 26, 1995 and a Waiver, Fourth Amendment and Assumption Agreement dated as of August 29, 1997 (as so amended and further amended, modified, restated or supplemented from time to time, the "Loan Agreement") whereby Lender agreed to make certain financial accommodations to Borrowers.

     Borrowers have requested that Lender (a) extend the term of the credit facility, (b) make additional Term Loans under the existing term loan facility,
(c) increase the amount of the revolving credit facility and (d) increase the inventory sublimit, and Lender is willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     2. Reservation of Rights. Various Events of Default have occurred and are continuing under the Loan Agreement, including, without limitation, (a) Borrowers' failure to deliver to Lender the monthly and annual financial statements required by Section 6.10 of the Loan Agreement, and (b) Borrowers' violation of the financial covenants and reporting requirements set forth in Sections 6.11 through 6.17 of the Loan Agreement. Lender continues to reserve all of its rights and remedies under the Loan Agreement and the Other Agreements, including its right to charge the full Default Rate although Lender is presently charging the Lender's Reference Rate plus two percent on the Daily Balances owing on all Obligations, which is one percent (1.0%) below the Default Rate.

     3. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

          (a) Section 1.25 of the Loan Agreement is hereby amended in its entirety to provide as follows:

          1.25 The term "Expenses" means and includes all: costs or expenses required to be paid by Borrower under this Agreement which are paid or advanced by Lender; taxes and insurance premiums of every nature and kind paid by Lender under this Agreement or arising out of Lender's relationship with Borrower; filing, recording, publication and search fees paid or incurred by Lender in connection with Lender's transactions with Borrower; costs and expenses incurred by Lender in collecting the Accounts (with or without suit), to correct any default or enforce any provision of this Agreement, or in gaining possession of, maintaining, handling, preserving and protecting, storing, shipping, appraising, selling, preparing for sale and/or advertising to sell the Collateral, whether or not a sale is consummated, a collateral management and evaluation fee in an amount equal to $25,000 per annum (including all costs and expenses) which shall be deemed earned in full as of the Fifth Amendment Effective Date and at each annual anniversary date thereafter and which shall be payable by Borrower to Lender on the Fifth Amendment Effective Date and thereafter in equal quarterly installments of $6,250 on the first day of each January, April, July and October commencing April 1, 2000; costs and expenses incurred by Lender in enforcing or defending this Agreement or any portion hereof and in compromising, pursuing or defending any controversy, action or proceeding which results, directly or indirectly, from Lender's relationship with Borrower or in connection with any exercise by Lender of any of its rights under this Agreement or any of the Collateral Documents, either before or after the Obligations are paid in full and whether or not under the Federal Bankruptcy Code; and reasonable attorneys' fees and expenses incurred by Lender in advising, structuring, drafting, reviewing, amending, terminating, enforcing, defending or concerning this Agreement, or any portion hereof or any agreement related hereto, whether or not suit is brought.

          (b) Section 1.53 of the Loan Agreement is hereby amended in its entirety to provide as follows:

          1.53 "Restated Note" shall mean that certain Fourth Consolidated, Amended and Restated Secured Promissory Term Note in the principal amount of $1,250,000 from Borrowers to Lender together with all replacements and substitutions thereof.

          (c) Section 1.61 of the Loan Agreement is hereby amended in its entirety to provide as follows:

          1.61. The Term "Term Loan" shall have the meaning set forth in Section 2.1(b) hereof.

          (d) The following new defined terms are hereby added to Section 1 of the Loan Agreement in their appropriate alphabetical order:

          The term "Fifth Amendment Effective Date" shall mean February 24,
          1999.

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

          The term "Year 2000 Problem" shall mean any significant risk that computer hardware or software used in any Borrower's business or operations will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

          (e) Section 2.1(b) of the Loan Agreement is hereby amended in its entirety to provide as follows:

          "On the Third Amendment Closing Date, Lender consolidated all outstanding term loans previously made by Lender to make an aggregate term loan to Borrowers in the original principal amount of $1,795,343.32 (as so consolidated, the "First Term Loan"). On May 26, 1994, Lender made an additional term loan to Borrowers and consolidated it with the First Term Loan, constituting an aggregate consolidated term loan in the original principal amount of $3,000,000 (as so consolidated, the "Second Term Loan"). On December 26, 1995, Lender made an additional term loan to Borrowers and consolidated it with the Second Term Loan, constituting an aggregate consolidated term loan in the original principal amount of $2,150,000 (as so consolidated, the "Third Term Loan"), of which $250,000 is outstanding as of the Fifth Amendment Effective Date. Subject to the terms and conditions set forth herein, on the Fifth Amendment Effective Date, Lender shall make an additional loan to Borrowers in the amount of $1,000,000 (the "Additional Term Loan"). On the Fifth Amendment Effective Date, the Additional Term Loan shall be consolidated into the Third Term Loan, constituting an aggregate consolidated term loan in the principal amount of $1,250,000 (as so consolidated, the "Term Loan"). Borrowers shall repay the principal of and accrued interest on the Term Loan as stated in the Term Note."

          (f) Section 2.1(a) of the Loan Agreement is hereby amended by deleting "$7,500,000" and inserting "$10,000,000" in its place and stead.

          (g) Section 2.1(a)(B)(i) is hereby amended by deleting "Four Million Dollars ($4,000,000)" and inserting "Four Million Five Hundred Thousand Dollars ($4,500,000)" in its place and stead.

          (h) Section 3.1 of the Loan Agreement is hereby amended by deleting "March 31, 1999" and inserting "July 31, 1999" in its place and stead.

          (i) A new subsection is hereby added to Section 6.4 of the Loan Agreement at the end thereof:

          "(h) Each Borrower shall take all action necessary to assure that its computer based systems are able to effectively process data, including dates, on or after January 1, 2000. Each Borrower shall promptly notify Lender in writing of any Year 2000 Problem, provided, however, that in no event shall any such Year 2000 Problem have a material adverse effect upon any of the business, property assets, operations, condition (financial or otherwise) or prospects of such Borrower. On



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

          or before June 30, 1999, each Borrower shall provide Lender with assurance reasonably acceptable to Lender of such Borrower's year 2000 capability."

          (j) Exhibit A-1 to the Loan Agreement is hereby replaced with Exhibit A-1 to this Agreement.

     4. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Lender shall have received
(i) four (4) copies of this Amendment executed by Borrowers and consented and agreed to by Guarantors, (ii) the Fourth Consolidated, Amended and Restated Secured Promissory Term Note duly executed by Borrowers, (iii) a Fifth Deed of Trust Modification Agreement duly executed by Borrowers, (iv) an updated title policy with respect to the Real Estate Collateral which shall indicate that there are no Liens on the Real Estate Collateral other than Permitted Liens, (v) an amendment fee in the amount of $10,000, which amount shall be charged by Lender to Borrowers' loan account as a Revolving Loan, (vi) updated UCC tax, lien and judgment searches with respect to all locations where the Collateral is located which shall indicate that there are (a) no Liens on the Collateral other than Permitted Liens and (b) no suits or judgments against any Borrower, (vii) UCC-1 Financing Statements duly executed by Borrowers with respect to all Collateral located in Florida, (vii) resolutions of the Board of Directors of each Borrower duly authorizing the execution, delivery and performance of this Agreement, the Fourth Consolidated, Amended and Restated Promissory Term Note, the Fifth Deed of Trust Modification Agreement and the transactions contemplated therein, which resolutions shall be certified by the Secretary or Assistant Secretary of such Borrower as being in full force and effect and (viii) such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

     5. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms.

          (b) Upon the effectiveness of this Amendment, such Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) Other than as set forth in Section 2 hereof, No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

          (d) Such Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.


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

     6. Effect on the Loan Agreement.

     (a) Upon the effectiveness of Section 3 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

     (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.


                                                QUALITY AUTOMOTIVE COMPANY


                                                By: /s/ Martin Chevalier
                                                   -----------------------------
                                                   Name:  Martin Chevalier
                                                   Title: President

                                                US AUTOMOTIVE FRICTION, INC.


                                                By: /s/ Martin Chevalier
                                                   -----------------------------
                                                   Name:  Martin Chevalier
                                                   Title: President


                     SIGNATURES CONTINUED ON FOLLOWING PAGE


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

                                                LASALLE BUSINESS CREDIT, INC.

                                                By: /s/ Daniel Maresca
                                                   -----------------------------
                                                   Name:  Daniel Maresca
                                                   Title: Vice President

CONSENT OF GUARANTORS:


US AUTOMOTIVE FRICTION, INC.


By: /s/ Martin Chevalier
   -----------------------------
   Name:  Martin Chevalier
   Title: President


QUALITY AUTOMOTIVE COMPANY


By: /s/ Martin Chevalier
   -----------------------------
   Name:  Martin Chevalier
   Title: President

/s/ Martin Chevalier
--------------------------------
Martin Chevalier


CONSENT OF PLEDGOR:


US AUTOMOTIVE MANUFACTURING, INC.


By: /s/ Martin Chevalier
   -----------------------------
   Name:  Martin Chevalier
   Title: President



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